RESTRICTED COMMON UNIT GRANT NOTICE
     Martin Midstream Partners L.P., a Delaware limited partnership (the “Partnership”), hereby grants to Holder the number of common units set forth below, which units represent limited partnership interests in the Partnership (the “Units”), subject to the restrictions set forth herein and to a substantial risk of forfeiture (such Units, as subject to such restrictions and risk of forfeiture, are herein referred to as the “Restricted Units”). The purchase price, if any, for such Restricted Units is set forth below. The Restricted Units are subject to all of the terms and conditions as set forth herein and are being issued by the Partnership to Holder under and pursuant to the Partnership’s Amended and Restated Long-Term Incentive Plan (the “Plan”).

Holder:

Date of Grant:

Number of Restricted Units:

Purchase Price (if any):	$

Vesting Schedule:
The Restricted Units shall vest (only on the indicated dates specified below and not on a prorata basis over the indicated annual periods specified below) in accordance with the following schedule, subject to Holder’s continuous uninterrupted service as a member of the Board of Directors (the “Board”) of Martin Midstream GP LLC, the Partnership’s general partner (the “General Partner”), through the applicable vesting date:

(i) 25% of the Restricted Units shall be vested on the first anniversary of the Date of Grant;

(ii) An additional 25% of the Restricted Units shall be vested on the second anniversary of the Date of Grant;

(iii) An additional 25% of the Restricted Units shall be vested on the third anniversary of the Date of Grant; and

(iv) An additional 25% of the Restricted Units shall be vested on the fourth anniversary of the Date of Grant.

Notwithstanding the above, in the event of a Change in Control during Holder’s continuous membership on the Board, any Restricted Units not previously vested shall vest immediately prior to such Change in Control. For purposes of this Notice:

“Change in Control” shall be deemed to have occurred upon the occurrence of one or more of the following events: (i) any sale,

lease, exchange or other transfer (in one or a series of related transactions) of all or substantially all of the assets of the Partnership and it subsidiaries to any Person or its Affiliates, other than the Partnership or its subsidiaries, the General Partner or any of their Affiliates, (ii) any merger, reorganization, consolidation or other transaction pursuant to which more than 50% of the combined voting power of the equity interests in the Partnership ceases to be owned by Persons who own such interests as of the Date of Grant, or (iii) the General Partner ceasing to be at least a majority owned subsidiary of Martin Resource Management Corporation or its Affiliates.

“Affiliate” means, with respect to any Person, any other Person that directly or indirectly through one or more intermediaries controls, is controlled by or is under common control with, the Person in question. As used herein, the term “control” means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of a Person, whether through ownership of voting securities, by contract or otherwise.

“Person” means an individual or a corporation, limited liability company, partnership, joint venture, trust, unincorporated organization, association, government agency or political subdivision thereof or other entity.

Termination of Service:
In the event of Holder’s termination of service as a member of the Board for any reason (i) all further vesting with respect to any then unvested Restricted Units shall immediately cease on the date of such termination and (ii) any then unvested Restricted Units shall be deemed to have been immediately forfeited by Holder on the date of such termination for no consideration. Holder shall be entitled to retain any then vested Restricted Units on the date of such termination.

83(b) Election:
Under Section 83 of the Internal Revenue Code, as amended (the “Code”), the excess of the fair farket value of the Restricted Units over the purchase price paid for such Units, with such excess measured on the date any forfeiture restrictions applicable to such Units lapse,will be reportable as ordinary income to Holder on the lapse date. For this purpose, the term “forfeiture restrictions” includes the vesting provisions applicable to the Restricted Units. Holder may elect under Section 83(b) of the Code to be taxed at the time the Restricted Units are acquired, rather than when and as such Restricted Units cease to be subject to such forfeiture restrictions. Such election must be filed with the Internal Revenue Service within 30 days after the Date of Grant. Even if the fair market value of the Restricted Units on the Date of Grant equals the purchase price paid for such Units (and thus no income is then recognized nor tax is payable), the election must be made to avoid adverse tax consequences in the future. The form for making this election is attached as Exhibit A hereto.

HOLDER ACKNOWLEDGES THAT IT IS HOLDER’S SOLE RESPONSIBILITY, AND NOT THE PARTNERSHIP’S, TO FILE A TIMELY ELECTION UNDER SECTION 83(b) OF THE CODE, EVEN IF HOLDER REQUESTS THE PARTNERSHIP OR ITS REPRESENTATIVES TO MAKE THIS FILING ON HIS BEHALF.

THE DISCUSSION ABOVE IS INTENDED ONLY AS A SUMMARY AND DOES NOT PURPORT TO BE A COMPLETE DISCUSSION OF ALL POTENTIAL TAX EFFECTS RELEVANT TO HOLDER. IT IS STRONGLY RECOMMENDED THAT HOLDER CONSULT WITH HOLDER’S OWN TAX ADVISOR CONCERNING THE TAX CONSEQUENCES OF THE GRANT OF RESTRICTED UNITS HEREUNDER AND ANY RELATED TRANSACTIONS WITH RESPECT TO HOLDER’S PERSONAL TAX CIRCUMSTANCES.

Additional Terms:	The Restricted Units shall be subject to the following additional terms:
•	The Restricted Units granted hereunder shall be registered in Holder’s name on the books of the Partnership, but the certificates, if any, evidencing such Restricted Units shall be retained by the Partnership while the Restricted Units remain unvested. Concurrently with the execution of this Grant Notice by Holder, Holder shall execute an Assignment Separate from Certificate (in the form attached hereto as Exhibit B) with respect to such Restricted Units. The Partnership will release to Holder the applicable certificates representing then vested Restricted Units on each vesting date.

•	Upon vesting of the Restricted Units (or at such other time as the Restricted Units might be taken into Holder’s income), Holder will be required to satisfy applicable withholding and all other tax obligations. The Company will not fund, advance or pay on behalf of Holder any such tax obligations.

•	In addition to any other restrictions set forth in this Grant Notice, until such time as the Restricted Units have vested pursuant to the terms hereof and then only in compliance with applicable federal and state securities laws, Holder shall not be permitted to sell, transfer, pledge or otherwise encumber or dispose of the Restricted Units (including by operation of law or the laws of descent and distribution). Notwithstanding anything contained herein to the contrary, the Partnership in its sole discretion shall have the authority to remove any or all of the restrictions on the Restricted Units whenever it may determine that, by reason of changes in applicable laws arising after the Date of Grant, such action is appropriate.

•	This Grant Notice does not confer upon Holder any right to continue as a member of the Board and such membership may be terminated at any time.

•	This Grant Notice shall be construed and interpreted in accordance with the laws of the State of Texas, without regard to the principles of conflicts of law thereof.

Representations, Warranties and Additional Agreements of Holder:	Holder hereby represents and warrants to, and covenants and agrees with, the Partnership as follows:
•	Holder is an “accredited investor” as that term is defined under the Securities Act of 1933, as amended (the “Securities Act”).

•	Holder is taking the Restricted Units for investment purposes and not with a view to their distribution in violation of applicable federal and state securities laws and Holder is prepared to retain and hold such Units for an indefinite period of time.

•	Holder understands and agrees that the Restricted Units have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), nor qualified under any state securities laws, and that they are being issued to Holder pursuant to an exemption from such registration and qualification based in part upon such Holder’s representations contained herein.

•	Holder understands and agrees that the Restricted Units are “restricted securities” under the Securities Act and applicable state securities laws and may not be sold, transferred, pledged or otherwise encumbered or disposed of (including by operation of law or the laws of descent and distribution) unless such Units are first registered under the Securities Act, and qualified under applicable state securities laws, or unless an exemption from such registration and qualification is available.

•	Holder understands and agrees that the certificates representing the Restricted Units will include on the face thereof restrictive legends pertaining to applicable federal and state securities laws and the other relevant terms and provisions of the Partnership’s governing partnership agreement.

•	Holder understands and agrees that the Restricted Units are being issued to him in accordance with, and subject to the Plan, as well as the other terms and conditions specified in this Grant Notice.
THE UNDERSIGNED HOLDER ACKNOWLEDGES RECEIPT OF THIS GRANT NOTICE AND THE PLAN, AND, AS AN EXPRESS CONDITION TO THE GRANT OF RESTRICTED UNITS HEREUNDER, AGREES TO BE BOUND BY THE TERMS OF THIS GRANT NOTICE AND THE PLAN.

MARTIN MIDSTREAM PARTNERS L.P.,		HOLDER

By:	Martin Midstream GP LLC, its general partner

By:		By:

Name:		Name:

Title:		Date:

Date:

EXHIBIT A
TO THE
RESTRICTED UNIT GRANT NOTICE
ELECTION TO INCLUDE VALUE OF RESTRICTED PROPERTY IN
GROSS INCOME IN YEAR OF TRANSFER UNDER CODE § 83(b)
     The undersigned hereby elects pursuant to § 83(b) of the Internal Revenue Code with respect to the property described below and supplies the following information in accordance with the regulations promulgated thereunder:
     1. The name, address and taxpayer identification number of the undersigned are:

Name:

Address:

SS#:

     2. Description of property with respect to which the election is being made:
     The undersigned has received ___Common Units of Martin Midstream Partners L.P. (the “Partnership”).
     3. The date on which property was transferred is _________, ___.
     4. The taxable year to which this election relates is calendar year ___.
     5. The nature of the restriction(s) to which the property is subject is:
     The property is subject to vesting requirements based upon the taxpayer’s employment with the issuer or one of its affiliates.
     6. Fair market value:
     The aggregate fair market value at time of transfer (determined without regard to any restrictions other than restrictions which by their terms will never lapse) of the property with respect to which this election is being made is $___.
     7. Amount paid for property:
     The amount paid by taxpayer for the property is $___.
     8. Furnishing statement to employer:
     A copy of this statement has been furnished to the Partnership, the employer of the undersigned.

Dated:

Taxpayer’s Signature

ASSIGNMENT
     FOR VALUE RECEIVED                                            hereby sell(s), assign(s) and transfer(s) unto Martin Midstream Partners L.P. (the “Partnership”),                                            (                     ) Common Units of the Partnership standing in his name on the books of the Partnership and do(es) hereby irrevocably constitute and appoint                                            Attorney to transfer the said Common Units on the books of the Partnership with full power of substitution in the premises.
Dated:
Signature:
Instruction: Please do not fill in any blanks other than the signature line.

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